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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2004

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

          FLORIDA                         1-4604                 65-0341002
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

  3000 TAFT STREET, HOLLYWOOD, FLORIDA                               33021
(Address of principal executive offices)                          (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

The registrant has elected Joseph W. Pallot to its Board of Directors effective September 20, 2004. There was no arrangement or understanding pursuant to which Mr. Pallot was elected as a director, and there are no related party transactions between the Company and Mr. Pallot.

Mr. Pallot is "independent" as defined under the rules promulgated by the New York Stock Exchange and under the Guidelines established by the Company's Nominating and Corporate Governance Committee.

Mr. Pallot will serve on the Company's Finance/Audit Committee.

The press release announcing Mr. Pallot's election is attached hereto as Exhibit
99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     EXHIBIT NO.      DESCRIPTION
     -----------      ------------
     99.1             Press release, dated September 20, 2004, titled "HEICO
                      Corporation names Joseph W. Pallot to Board of Directors."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HEICO CORPORATION
                                             -----------------
                                               (Registrant)


Date:  September 21, 2004                   By: /s/ Thomas S. Irwin
                                                --------------------------------
                                                Thomas S. Irwin
                                                Executive Vice President
                                                and Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      ------------

99.1 Press release, dated September 20, 2004, titled "HEICO Corporation names Joseph W. Pallot to Board of Directors."

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